Exhibit 99.2

UNAUDITED PRO FORMA

CONSOLIDATED FINANCIAL STATEMENTS

FOR

LEAGUE NOW HOLDINGS CORPORATION

AND

INFINITI SYSTEMS GROUP, INC

LEAGUE NOW HOLDINGS CORPORATION

 AND

INFINITI SYSTEMS GROUP, INC.

INDEX TO UNAUDITED CONSOLIDATED PRO FORMA
FINANCIAL STATEMENTS AND FINANCIAL STATEMENT SCHEDULES

All schedules for which provision is made in the applicable accounting regulations of the Securities and Exchange Commission are not required under the related instructions or are not applicable, and therefore have been omitted.

LEAGUE NOW HOLDING CORPORATION

AND

INFINITI SYSTEMS GROUP, INC.

SELECTED UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA
FOR FINANCIAL STATEMENTS

The unaudited pro forma consolidated balance sheet of League Now Holding Corporation and Infiniti Systems Group, Inc. as of September 30, 2011 gives the effect to the purchase of Infiniti Systems Group, Inc. as if it had occurred on December 31, 2010.  The Infiniti Systems Group purchase transaction was closed on January 24, 2012 for share exchange agreements between parties.  The unaudited pro forma statements for the period ended September 30, 2011 gives the effect to the acquisition by League Now Holdings as if it had occurred on December 31, 2010.  The column headed “Infiniti Systems Group” in the unaudited pro forma statement of operations gives the effect to revenues and expenses of the acquisition for periods being reported and was not included in our historical financial statements. Infiniti Systems Group, Inc. was acquired on December 31, 2011 and the purchase was accounted for by League Now Holding using the purchase method of accounting.

The following unaudited pro forma financial data have been included as required by the rules of the Securities and Exchange Commission and are provided for comparative purposes only.  The unaudited pro forma financial data presented are based upon the historical consolidated financial statements and the historical statements of revenues and direct operating expenses of League Now Holdings Inc and Infiniti Systems Group, Inc. and should be read in conjunction with such financial statements and related notes thereto included in this report.

The pro forma financial data are based upon assumptions and include adjustments as explained in the notes to the unaudited pro forma financial statements, and the actual recording of transactions could differ.  The unaudited pro forma financial data re not necessarily indicative of the financial results that would have occurred had the purchase been effective on and as of the date indicated and should not be viewed as indicative of operations in future periods.

LEAGUE NOW HOLDINGS CORPORATION
UNAUDITED PROFORMA CONSOLIDATED BALANCE SHEET
AS AT SEPTEMBER 30, 2011

	League	Infiniti	Proforma		ProForma
	Now	Systems	Adjustments		Consolidated
	Holdings	Group
Assets

CURRENT ASSETS
Cash and cash equivalents	3,243	13,005			16,248
Accounts receivable	-	921			921
Other current assets	7,000	18,119			25,119
Inventory	-	-			-
	10,243	32,045			42,288

PROPERTY PLANT & EQUIPMENT, net	2,058	3,480			5,538

Goodwill	36,032	-	1,028,059	C	1,064,091

Patent, net	6,433	-			6,433
	54,766	35,525			1,118,350

CURRENT LIABILITIES					-
Accounts payable	23,726	8,215			31,941
Other accrued liabilities	3,433	77,600			81,033
Notes payable	-	88,053			88,053
Other current liabilities	-	700,362	-		700,362
	27,159	874,230			901,389

	-	47,644			47,644
	-	122,128			122,128
	-	169,772			169,772

Preferred stock, $0.001 par value: authorized 10,000,000 shares;
none issued and outstanding as of December 2010	-	-			-
					-
Stockholders' equity:
Common stock, $.001 par value, authorized 100,000,000
shares; issued and outstanding 45,748,288 as of
September 30,2011	45,748	500	500	C	45,748
Additional paid-in-capital	13,412	343,868	203,550	C	153,730
Accumulated deficit	(31,553)	(1,352,845)	(1,232,109)	C	(152,289)
	27,607	(1,008,477)			47,189
	54,766	35,525			1,118,350

LEAGUE NOW HOLDINGS CORPORATION
UNAUDITED PROFORMA CONSOLIDATED INCOME STATEMENT
FOR NINE MONTHS ENDED SEPTEMBER 30, 2011

	League	Infiniti	Proforma		ProForma
	Now	Systems	Adjustments		Consolidated
	Holdings	Group

Revenue	-	2,439,666			2,439,666
Cost of sales	-	1,319,558			1,319,558
Gross Profit	-	1,120,108			1,120,108

Expenses:
General and administrative expenses	16,700	1,235,280			1,251,980
Interest expense	-	72,252
Depreciation and amortization	-	3,961			3,961
	16,700	1,311,493			1,255,941

(Loss) from operations	(16,700)	(191,385)			(135,833)

Other income		70,648			70,648
Net (loss) before taxes	(16,700)	(120,737)			(137,437)

Provision for income taxes	-	-			-

Net loss	(16,700)	(120,737)			(137,437)

Accumulated deficit - beginning of period	(15,107)	(1,232,109)	1,232,109	E	(15,107)
Accumulated deficit - end of period	(31,807)	(1,352,846)			(152,544)

LEAGUE NOW HOLDINGS CORPORATION
PROFORMA CONSOLIDATED INCOME STATEMENT
FOR THE YEAR ENDED DECEMBER 31, 2010

	League	Infiniti	Proforma		ProForma
	Now	Systems	Adjustments		Consolidated
	Holdings	Group

Revenues	63,768	2,439,666			2,503,434

Cost of sales	4,361	1,319,558			1,323,919

Gross profit	59,407	1,120,108			1,179,515

Expenses:
General and administrative expenses	58,275	1,235,280			1,293,555
Interest expense	-	72,251			72,251
	58,275	1,307,531			1,365,806

Income from operations	1,132	(187,423)			(186,291)

Other income	-	70,648			70,648
	-	70,648			70,648

Net income before taxes	1,132	(116,775)			(115,643)

Provision for income taxes	-	-			-
Net profit/(loss)	1,132	(116,775)			(248,206)

Accumulated deficit - beginning of year	(273,694)	(1,232,109)	1,232,109	E	(273,694)
Accumulated deficit - end of year	(272,562)	(1,348,884)			(521,900)

NOTES TO
UNAUDITED PROFORMA
CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma financial data for League Now Holdings Corporation and Infiniti Systems Group, Inc. for the period ended September 30, 2011 has been prepared to give effect to the acquisition by League Now Holdings Corporation of Infiniti Systems Group, Inc.  The column headed Infiniti Systems Group. in the unaudited proforma consolidated income statement gives effect to the revenues and direct operating expenses of the acquisition for the period that were not included in the League Now Statement historical financial statements.  The unaudited pro forma financial statements are not necessarily indicative of the results of League Now Holdings Corporation future operations.

The unaudited pro forma adjustment notes for the balance sheet are as follows:

A.	The estimated value of contracts purchased and preliminary adjustments to historical book value of Infiniti Systems Group, Inc. as a result of the transaction.

B.	Acquisition equity eliminations.

The unaudited pro forma adjustment notes for the statement of operations are as follows:

C.	Elimination of pre-acquisition profits.